THIRD QUARTER 2019 INVESTOR PRESENTATION NASDAQ: SRCE www.1stsource.com

DISCLOSURES Forward-Looking Statements Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise. Non-GAAP Financial Measures The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures. PAGE 2

CORPORATE OVERVIEW $6.7 billion Community Bank with International Reach headquartered in South Bend, Indiana Community Banking: ■ Locations throughout Northern Indiana and Southwestern Michigan ■ Business and personal banking, payment services, lending, mortgage, and leasing ■ Investment management, wealth advisory and estate planning, and retirement planning services ■ Business and consumer insurance sales Specialty Finance: ■ National and international footprint ■ Construction machinery ■ Corporate and personal aircraft ■ Auto rental and leasing, shuttle buses, motor coaches, funeral cars, and step vans ■ Truck rental and leasing PAGE 3

MISSION AND VISION Mission To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term. Vision ■ Offer our clients the highest-quality service ■ Support a proud family of colleagues who personify the 1st Source spirit of partnership ■ Be the financial institution of choice in each market we serve ■ Remain independent and nurture pride of ownership among all 1st Source colleagues ■ Achieve long-term, superior financial results PAGE 4

MARKET AREA Specialty Finance Community Bank Loans and Leases Loans and Leases $2.50 billion $2.72 billion PAGE 5

BUSINESS MIX (LOANS AND LEASES) Business Community Banking 75% 52% Personal Community Banking 25% Specialty Finance 48% PAGE 6

COMMUNITY BANKING ■ 80 Banking Centers ■ 101 Twenty-four hour ATMs ■ 10 1st Source Insurance offices ■ 8 Trust & Wealth Advisory locations with approximately $4.2 billion of assets under management In person Online Over the phone Mobile PAGE 7

COMMUNITY BANKING MARKET AREA 17 – County Market Market 804,633 Households Client Households 104,958 Penetration 13.0% Higher Education Steel Production Businesses (approx) 69,400 Business Clients 19,538 Penetration 28.2% As of December 31, 2018 Regional Medical Hub Medical Devices Agriculture Distribution Hub Recreational Vehicle Manufacturing PAGE 8

SPECIALTY FINANCE GROUP SERVICES Aircraft Division — $806MM Aircraft division provides financing primarily for new and used general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail. Construction Equipment Division — $686MM Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) Auto and Light Truck Division — $613MM Auto/light truck division provides financing for automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicle users: shuttle buses, motor coaches, funeral cars and step vans. Medium and Heavy Duty Truck Division — $290MM The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills. PAGE 9

EXPERIENCED AND PROVEN TEAM Executive Team ■ 5 executives with an average 38 years each of banking experience and 28 years with 1st Source Business Banking Officers ■ 42 business banking officers with an average 19 years each of lending experience and with 1st Source from 1 to 33 years Specialty Finance Group Officers ■ 25 specialty finance officers with an average 25 years each of lending experience and with 1st Source from 1 to 31 years PAGE 10

PERFORMANCE – CLIENT ■ #1 deposit share in our 15 ■ Forbes “Top-Rated Bank Headquartered in contiguous county market Indiana” based on 2018 “Best-In-State- Banks” Survey ■ #1 SBA Lender in our Indiana footprint ■ #22 on Monitor Magazine’s 2019 Top 50 Bank Finance/Leasing Companies in the U.S. ■ #1 SBA Lender Headquartered in State of Indiana ■ #37 on Monitor Magazine’s 2019 Top 100 Largest Equipment Finance/Leasing Companies in the U.S. ■ Best Places to Work: Professional Development – South Bend Tribune, 2019 ■ Indiana SBA Community Lender Award – 2013 - 2018 ■ Honored for highest total dollars and number of SBA 504 Loans – Business Development Corporation, 2018 PAGEPAGE ELEVEN 11

FINANCIAL REVIEW PAGE 12

GROWING LOAN PORTFOLIO Total Average Loans & Leases ($MM) Loans & Leases Yield on Loans & Leases - FTE (%)* 5500 6.00% 4984 5000 4755 5.50% 5.23% 4500 4333 4114 4.93% 5.00% 4000 3837 4.50% 3500 4.39% 4.28% 4.50% 3000 4.00% 2500 2000 3.50% 2015 2016 2017 2018 2019 YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 13

DIVERSIFIED LOAN PORTFOLIO 2019 Average Loans by Type Commercial Commercial and Real Estate Agricultural 17% 23% Residential Real Estate 10% Consumer 3% Aircraft 16% Medium and Heavy Duty Truck 6% Construction Auto and Light Truck Equipment 12% 13% PAGE 14

STRONG CREDIT QUALITY % of Net Loans and Leases Loan & Lease Loss Reserve Nonperforming Assets Net Charge-Offs / (Recoveries) Stable Reserves Low Nonperforming Assets Limited Losses 2.21% 2.14% 2.11% 2.10% 2.08% 0.70% 0.67% 0.71% 0.50% 0.34% 0.29% 0.13% 0.12% 0.06% (0.02%) 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 YTD YTD YTD PAGE 15

CORE DEPOSIT FRANCHISE Total Average Deposits ($MM) Non-core Deposits Core Deposits Effective Rate on Deposits (%) 6500 2.00% 5500 5230 4964 1.50% 771 4493 4500 4303 687 444 4459 3961 431 4277 329 4049 3500 3872 1.00% 3632 0.97% 2500 0.70% 0.50% 1500 0.43% 0.35% 0.29% 500 0.00% 2015 2016 2017 2018 2019 YTD * Non-core deposits include CDs over $250,000, brokered CDs, and national listing service CDs. PAGE 16

ATTRACTIVE CORE DEPOSIT FRANCHISE 2019 Average Deposits By Type Savings and Interest Bearing Demand Noninterest 47% Bearing Demand 22% CD and IRA 31% PAGE 17

DEPOSIT MARKET SHARE – 15 COUNTY CONTIGUOUS MARKET* Leading Market Share in Community Banking Markets ($000) 2019 $6,000,000 1st Source 14.52% $5,000,000 Chase 9.97% Lake City Bank 9.23% $4,000,000 Horizon Bank 4.88% Fifth Third 4.70% $3,000,000 Data as of June 2019 – FDIC (via S&P Global Market Intelligence) $2,000,000 $1,000,000 $0 June 13 June 14 June 15 June 16 June 17 June 18 June 19 *Includes Allen, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. PAGE 18

NET INCOME & EARNINGS PER SHARE ($MM) $100 $5.00 82.4 $80 $4.00 68.1 70.0 61.0 $60 57.5 57.8 $3.00 3.16 2.60 2.72 $40 2.33 $2.00 2.17 2.22 $20 $1.00 $0 $0.00 2015 2016 2017 2018 2018 2019 YTD YTD Net Income* EPCS (Diluted) * Available to Common Shareholders PAGE 19

NET INTEREST MARGIN (FTE)* ($MM) $250 4.30% 214.7 4.15% $200 187.4 4.00% 168.2 171.5 169.1 158.7 3.85% $150 3.70% 3.74% 3.73% 3.71% 3.55% 3.60% $100 3.57% 3.40% 3.43% $50 3.25% 2015 2016 2017 2018 2018 2019 YTD YTD Net Interest Income ($MM) Net Interest Margin (%) * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 20

DIVERSE SOURCES OF NONINTEREST INCOME Noninterest Income Composition 2019 YTD = $56.4MM* Equipment Rental Mortgage 8% Banking Trust and Wealth 6% Advisory 27% Insurance Commissions Fair Value of 9% Assets Under Management of $4.2B Service Charges on Deposit Accounts 14% Other 17% Debit Card 19% 25% of Total Revenue* * Note: Equipment rental income is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix . PAGE 21

OPERATING EXPENSES ($MM) $180.0 160.2 148.8 72.0% 140.8 142.0 119.1 120.5 $120.0 63.0% 60.9% 60.2% $60.0 57.7% 56.2% 56.3% 54.0% 53.6% $0.0 45.0% 2015 2016 2017 2018 2018 2019 YTD YTD Noninterest Expense ($MM)* Efficiency - Adjusted (%)* * Note: Noninterest expense is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 22

STRONG CAPITAL POSITION Tier 1 Leverage Ratio Tier 1 Risk Based Ratio 13.65% 13.80% 13.44% 13.42% 13.33% 12.21% 12.11% 12.17% 12.06% 12.11% 8% Well Capitalized 5% Well Capitalized 2015 2016 2017 2018 2019 YTD 2015 2016 2017 2018 2019 YTD Total Risk Based Capital Ratio Tangible Common Equity / Tangible Assets* 14.97% 15.12% 14.70% 14.68% 14.59% 10.96% 10.89% 10.94% 10.92% 11.04% 10% Well Capitalized 2015 2016 2017 2018 2019 YTD 2015 2016 2017 2018 2019 YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 23

TANGIBLE BOOK VALUE PER COMMON SHARE* Consistent Growth $35.00 $30.00 $28.59 $26.30 $25.00 $24.47 $22.75 $21.49 $20.16 $20.00 $18.65 $17.67 $15.00 $10.00 2012 2013 2014 2015 2016 2017 2018 2019 YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 24

COMMON DIVIDENDS PER SHARE 31 YEARS OF CONSECUTIVE DIVIDEND GROWTH $1.400 $1.200 1.100 $1.000 0.960 0.760 $0.800 0.720 0.671 0.618 0.645 0.582 0.600 $0.600 0.536 0.555 $0.400 $0.200 $0.000 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD PAGE 25

DELIVERING RETURNS TO SHAREHOLDERS PAGE 26

DELIVERING RETURNS TO SHAREHOLDERS PAGE 27

PERFORMANCE – FINANCIAL ■ 2019 KBW Bank Honor Roll – eighteen banking institutions with more than $500 million in total assets selected ■ #26 of 123 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine ■ 5 Star “Superior” Rating – Bauer Financial ■ 31 years of consecutive dividend growth PAGE 28

INVESTMENT CONSIDERATIONS ■ Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth ■ Experienced and proven team with significant investment in bank ■ Diversification of product mix and geography with asset generation capability ■ Leading market share in community banking markets ■ Stable credit quality, strongly reserved ■ Strong capital position and 31 consecutive years of dividend growth PAGE 29

CONTACT INFORMATION Christopher J. Murphy III Chairman of the Board and CEO (574) 235-2711 murphy-c@1stsource.com Andrea G. Short CFO and Treasurer (574) 235-2348 shorta@1stsource.com PAGE 30

APPENDIX PAGE 31

Consolidated Balance Sheet (Dollars in millions) 2015 2016 2017 2018 9/30/2019 Cash and cash equivalents$ 80 $ 108 $ 78 $ 99 $ 127 Investment securities and other investments 814 873 930 1,019 1,061 Loans and leases, net of unearned discount 4,005 4,204 4,541 4,847 5,128 Reserve for loan and lease losses (88) (89) (95) (100) (109) Equipment owned under operating leases, net 110 119 140 134 119 Other assets 267 271 293 295 365 Total assets $ 5,188 $ 5,486 $ 5,887 $ 6,294 $ 6,691 Noninterest-bearing deposits$ 902 $ 991 $ 1,064 $ 1,217 $ 1,246 Interest-bearing deposits 3,237 3,343 3,689 3,905 4,146 Total deposits 4,139 4,334 4,753 5,122 5,392 Total borrowings 350 424 342 329 327 Other liabilities 55 55 73 79 139 Total shareholders' equity 644 673 719 762 813 Noncontrolling interests - - - 2 20 Total equity 644 673 719 764 833 Total liabilities and equity $ 5,188 $ 5,486 $ 5,887 $ 6,294 $ 6,691 PAGE 32

Consolidated Income Statement 2018 2019 (Dollars in millions) 2015 2016 2017 2018 YTD YTD Net interest income$ 167 $ 170 $ 186 $ 214 $ 158 $ 169 Provision for loan and leases losses 2 6 9 19 15 13 Noninterest income* 65 67 73 70 53 56 Noninterest expense* 141 142 149 160 119 120 Income before income taxes 89 89 101 105 77 92 Income tax expense 32 31 33 23 16 22 Net income 57 58 68 82 61 70 Net income attributable to noncontrolling interests - - - - - - Net income available to common shareholders $ 57 $ 58 $ 68 $ 82 $ 61 $ 70 Diluted net income per common share $ 2.17 $ 2.22 $ 2.60 $ 3.16 $ 2.33 $ 2.72 * Note: Noninterest income and Noninterest expense are shown net of leased equipment depreciation. See "Reconciliation of non-GAAP Financial Measures" in Appendix. PAGE 33

Aircraft Portfolio – Industries by NAICS Construction Retail Trade 10% 16% Manufacturing 9% Ag, Forestry, Fishing & Hunting 6% Services Wholesale 18% Trade 4% Other* 5% Finance & Insurance and Real Estate Transportation & 14% Warehousing 18% *Other includes: Mining & Utilities and Information PAGE 34

Ownership Summary Shareholder Type Shares % of Total 1st Source ESOP 3.4% Institutional 11,222,362 44.0% Retail/Other Institutional 20.0% Insiders 8,310,527 32.6% 44.0% Retail/Other 5,107,126 20.0% 1st Source ESOP 868,741 3.4% Total Shares Outstanding(1) 25,508,756 100.0% Rank Institution (Top 10 Institutions) Shares % of Total 1 Dimensional Fund Advisors LP 2,084,603 8.2% 2 BlackRock Inc. 1,120,313 4.4% 3 Wellington Management Group LLP 1,045,030 4.1% 4 Vanguard Group Inc. 805,819 3.2% 5 Manulife Asset Management 507,499 2.0% 6 AllianceBernstein LP 486,832 1.9% Insiders 7 State Street Global Advisors, Inc. 362,316 1.4% 32.6% 8 Renaissance Technologies LLC 319,214 1.3% 9 Norges Bank Investment Management 313,798 1.2% 10 Northern Trust Global Investments 262,325 1.0% Top 10 Institutions(2) 7,307,749 28.7% (1) As of September 30, 2019 Other 3,914,613 15.3% (2) As of June 30, 2019 or most recently Total Institutional Ownership(2) 11,222,362 44.0% reported data Source: S&P Global Market Intelligence and Company filings PAGE 35

Reconciliation of Non-GAAP Financial Measures Calculation of Yield on Loans and Leases (Dollars in thousands) 2015 2016 2017 2018 2019 YTD (A) Loans and leases interest income (GAAP) $ 168,327 $ 175,532 $ 194,297 $ 234,083 $ 194,671 (B) Plus: loans and leases fully tax-equivalent adjustments 284 584 621 367 283 (C) Loans and leases interest income -FTE (A+B) 168,611 176,116 194,918 234,450 194,954 (D) Average loans and leases $ 3,837,149 $ 4,113,508 $ 4,333,375 $ 4,755,256 $ 4,984,498 (E) Annualization factor 1.00 1.00 1.00 1.00 1.34 Yield on loans and leases (GAAP) (A*E)/D 4.39% 4.27% 4.48% 4.92% 5.22% Yield on loans and leases - FTE (C*E)/D 4.39% 4.28% 4.50% 4.93% 5.23% Calculation of Net Interest Margin (Dollars in thousands) 2015 2016 2017 2018 2018 YTD 2019 YTD (A) Interest income (GAAP) $ 184,684 $ 191,760 $ 212,385 $ 257,316 $ 188,799 $ 213,334 (B) Plus: fully tax-equivalent adjustments 1,698 1,825 1,795 803 612 526 (C) Interest income -FTE (A+B) 186,382 193,585 214,180 258,119 189,411 213,860 (D) Interest expense (GAAP) 18,163 22,101 26,754 43,410 30,736 44,764 (E) Net interest income (GAAP) (A-D) 166,521 169,659 185,631 213,906 158,063 168,570 (F) Net interest income - FTE (C-D) 168,219 171,484 187,426 214,709 158,675 169,096 (G) Average earning assets $ 4,668,811 $ 5,003,922 $ 5,251,094 $ 5,761,761 $ 5,724,114 $ 6,052,686 (H) Annualization factor 1.00 1.00 1.00 1.00 1.34 1.34 Net interest margin (GAAP) (E*H)/G 3.57% 3.39% 3.54% 3.71% 3.69% 3.72% Net interest margin - FTE (F*H)/G 3.60% 3.43% 3.57% 3.73% 3.71% 3.74% Noninterest Income (Dollars in thousands) 2015 2016 2017 2018 2018 YTD 2019 YTD (A) Noninterest income (GAAP) $ 83,316 $ 88,945 $ 98,706 $ 97,050 $ 72,890 $ 75,553 (B) Less: depreciation - leased equipment (18,280) (21,678) (25,215) (26,248) (19,692) (19,122) Noninterest income - adjusted (A-B) $ 65,036 $ 67,267 $ 73,491 $ 70,802 $ 53,198 $ 56,431 PAGE 36

Reconciliation of Non-GAAP Financial Measures Noninterest Expense (Dollars in thousands) 2015 2016 2017 2018 2018 YTD 2019 YTD (A) Noninterest expense (GAAP) $ 159,114 $ 163,645 $ 173,997 $ 186,467 $ 138,776 $ 139,663 (B) Less: depreciation - leased equipment (18,280) (21,678) (25,215) (26,248) (19,692) (19,122) Noninterest expense - adjusted (A-B) $ 140,834 $ 141,967 $ 148,782 $ 160,219 $ 119,084 $ 120,541 Calculation of Efficiency Ratio (Dollars in thousands) 2015 2016 2017 2018 2018 YTD 2019 YTD (A) Net interest income (GAAP) $ 166,521 $ 169,659 $ 185,631 $ 213,906 $ 158,063 $ 168,570 (B) Net interest income -FTE 168,219 171,484 187,426 214,709 158,675 169,096 (C) Plus: noninterest income (GAAP) 83,316 88,945 98,706 97,050 72,890 75,553 (D) Less: gains/losses on investment securities and partnership investments (2,130) (3,873) (4,569) (320) (263) (521) (E) Less: depreciation - leased equipment (18,280) (21,678) (25,215) (26,248) (19,692) (19,122) (F) Total net revenue (GAAP) (A+C) 249,837 258,604 284,337 310,956 230,953 244,123 (G) Total net revenue -adjusted (B+C-D-E) 231,125 234,878 256,348 285,191 211,610 225,006 (H) Noninterest expense (GAAP) 159,114 163,645 173,997 186,467 138,776 139,663 (E) Less: depreciation - leased equipment (18,280) (21,678) (25,215) (26,248) (19,692) (19,122) (I) Less: contribution expense limited to gains on investment securities in (D) - (484) (959) - - - (J) Noninterest expense - adjusted (H-E-I) $ 140,834 $ 141,483 $ 147,823 $ 160,219 $ 119,084 $ 120,541 Efficiency ratio (GAAP-derived) (H/F) 63.7% 63.3% 61.2% 60.0% 60.1% 57.2% Efficiency ratio - adjusted (J/G) 60.9% 60.2% 57.7% 56.2% 56.3% 53.6% PAGE 37

Reconciliation of Non-GAAP Financial Measures Calculation of Tangible Common Equity-to-Tangible Assets Ratio (Dollars in thousands) 2015 2016 2017 2018 2019 YTD (A) Total common shareholders' equity (GAAP) $ 644,053 $ 672,650 $ 718,537 $ 762,082 $ 813,167 (B) Less: goodwill and intangible assets (84,676) (84,102) (83,742) (83,998) (83,978) (C) Total tangible common shareholders' equity (A-B) 559,377 588,548 634,795 678,084 729,189 (D) Total assets (GAAP) 5,187,916 5,486,268 5,887,284 6,293,745 6,691,070 (B) Less: goodwill and intangible assets (84,676) (84,102) (83,742) (83,998) (83,978) (E) Total tangible assets (D-B) $ 5,103,240 $ 5,402,166 $ 5,803,542 $ 6,209,747 $ 6,607,092 Common equity-to-assets ratio (GAAP-derived) (A/D) 12.41% 12.26% 12.20% 12.11% 12.15% Tangible common equity-to-tangible assets ratio (C/E) 10.96% 10.89% 10.94% 10.92% 11.04% Calculation of Tangible Book Value per Common Share (Dollars in thousands, except for per share data) 2012 2013 2014 2015 2016 2017 2018 2019 YTD (A) Total common shareholders' equity (GAAP) $ 558,655 $ 585,378 $ 614,473 $ 644,053 $ 672,650 $ 718,537 $ 762,082 $ 813,167 (B) Less: goodwill and intangible assets (87,502) (86,343) (85,371) (84,676) (84,102) (83,742) (83,998) (83,978) (C) Total tangible common shareholders' equity (A-B) $ 471,153 $ 499,035 $ 529,102 $ 559,377 $ 588,548 $ 634,795 $ 678,084 $ 729,189 (D) Actual common shares outstanding 26,666,889 26,754,761 26,248,690 26,027,584 25,875,765 25,936,764 25,783,728 25,508,756 Book value per common share (GAAP-derived) (A/D)*1000 $ 20.95 $ 21.88 $ 23.41 $ 24.75 $ 26.00 $ 27.70 $ 29.56 $ 31.88 Tangible common book value per share (C/D)*1000 $ 17.67 $ 18.65 $ 20.16 $ 21.49 $ 22.75 $ 24.47 $ 26.30 $ 28.59 PAGE 38